INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Statement of Additional Information Dated November 10, 2004

        The second sentence of the first paragraph under the section “How to Buy and Sell Shares - Calculation of Net Asset Value,” which appears on page 25 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

        “The cut-off time is 12:00 PM Eastern Time for the Interstate Fund and 11:00 AM Eastern Time for all of the other Funds.”